Exhibit 23.3

                                                                  Exhibit 23.3

         Consent of Ernst & Young LLP, Independent Auditors to Lancit

               We consent to the reference to our firm under the caption "Experts" and to the use of our reports, dated October 13, 1997, relating to the consolidated financial statements and schedule of Lancit Media Entertainment, Ltd. in the Registration Statement (Form S-4) of RCN Corporation for the registration of 331,738 shares of its common stock.

                                                    /s/ ERNST & YOUNG LLP

New York, New York
May 7, 1998